SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                               HOMEFED CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

This amendment is being filed for the sole purpose of including the proxy card which was inadvertantly omitted from the preliminary proxy statement filed with the SEC on June 3, 2002.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               HOMEFED CORPORATION

                                  July 10, 2002

Co. #___________                                        Acct. #_____________

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.



YOUR CONTROL NUMBER IS              [graphic]          ------------------------

                                                       ------------------------

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------
PROXY

                               HOMEFED CORPORATION

                  Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, July 10, 2002 at 10:00 A.M.

                  The undersigned shareholder of HomeFed Corporation (the "Company") hereby appoints Paul J. Borden, Erin Ruhe and Corinne A. Maki and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of HomeFed Corporation to be held at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, the Terrace Room on July 10, 2002 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

                  Receipt of the Notice of Annual Meeting of Shareholders dated June 10, 2002, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2001 is hereby acknowledged.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

                (Continued and to be signed on the reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders

                               HOMEFED CORPORATION

                                  July 10, 2002



       [Graphic] Please Detach and Mail in the Envelope Provided [Graphic]

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[X]              Please mark your vote as in this example


Item 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3 AND PURSUANT TO ITEM 4.

FOR all nominees listed on the    WITHHOLD AUTHORITY to vote for all    NOMINEES:  Patrick D. Bienvenue, Paul J. Borden,
right (except as marked to the    nominees listed to the right.         Timothy M. Considine, Ian M. Cumming, Michael A.
contrary hereon).                                                       Lobatz, and Joseph S. Steinberg.

        [ ]                                     [ ]


(Instructions: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

-------------------------------------------

Item 2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 100 million common shares to 250 million common shares and to eliminate the prohibition on the issuance of non-voting equity securities.

       FOR            AGAINST           ABSTAIN

        [ ]              [ ]                [ ]


Item 3. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2002.

       FOR            AGAINST           ABSTAIN

        [ ]              [ ]                [ ]

Item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.


                                       2


(Signature)                                 (Signature if held jointly)                                   Dated:
            ------------------------                                    -------------------------                ----------
, 2002


NOTE: The signature should agree with the name on your stock certificate. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign.
















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